UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

In connection with the filing of a Registration Statement on Form S-3 by II-VI Incorporated (the “Company”) on the date hereof, the Company is filing herewith certain unaudited pro forma condensed combined financial information (collectively, the “Pro Forma Financial Information”). The Pro Forma Financial Information is derived from (i) the audited historical financial statements of the Company and its consolidated subsidiaries, of Finisar Corporation (“Finisar”) and its consolidated subsidiaries and of Coherent, Inc. (“Coherent”) and its consolidated subsidiaries; and (ii) from the unaudited historical financial statements of the Company and its consolidated subsidiaries, of Finisar and its consolidated subsidiaries and of Coherent and its consolidated subsidiaries, and, in each case, adjusted to give effect to the pending acquisition of Coherent by the Company and the related transactions (collectively, the “Transactions”), which remains subject to customary closing conditions.

The pro forma adjustments reflected in the Pro Forma Financial Information have been made solely for informational purposes. As a result, the Pro Forma Financial Information is not intended to represent and does not purport to be indicative of what the combined company financial condition or results of operations would have been had the Transactions occurred at an earlier date. In addition, the Pro Forma Financial Information does not purport to project the future financial condition and results of operations of the combined company. The actual results of the combined company may differ significantly from those reflected in the Pro Forma Financial Information.

The Pro Forma Financial Information is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Unaudited Pro forma Condensed Combined Financial Information of II-VI Incorporated, Finisar Corporation and Coherent, Inc. and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: August 5, 2021	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer